                             LETTER OF TRANSMITTAL

                               TO TENDER SHARES

                                      OF

                                 COMMON STOCK

          (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                      OF
                         SANTA FE PACIFIC CORPORATION

           PURSUANT TO THE OFFER TO PURCHASE DATED DECEMBER 23, 1994

                                      BY
                           BURLINGTON NORTHERN INC.

                                      AND
                         SANTA FE PACIFIC CORPORATION

  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, JANUARY 30, 1995, UNLESS THE OFFER IS EXTENDED.

To: FIRST CHICAGO TRUST COMPANY OF NEW YORK, Depositary

         By Mail:                By Facsimile                By Hand or
   Tenders & Exchanges          Transmission:            Overnight Courier:
   P.O. Box 2564 Suite          (For Eligible           Tenders & Exchanges
         4660SFP              Institutions Only)           14 Wall Street
  Jersey City, NJ 07303-        (201) 222-4720             Suite 4680SFP
           2564                 (201) 222-4721               8th Floor
                                                         New York, NY 10005
                        Confirm Facsimile by Telephone:
                            (For Confirmation Only)
                                (201) 222-4707

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used by stockholders if certificates for shares of SFP Common Stock (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of shares of SFP Common Stock is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under "The Tender Offer--3. Procedure for Tendering SFP Common Stock" in the Offer to Purchase dated December 23, 1994. Stockholders who tender shares of SFP Common Stock by book-entry transfer are referred to herein as "Book-Entry Stockholders."

  Stockholders who cannot deliver their shares of SFP Common Stock and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their shares of SFP Common Stock pursuant to the guaranteed delivery procedure set forth under "The Tender Offer--3. Procedure for Tendering SFP Common Stock" in the Offer to Purchase. See Instruction 2. Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

                         DESCRIPTION OF SHARES TENDERED
- --------------------------------------------------------------------------------

 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (Please fill in, if blank, exactly as name(s)           SHARES TENDERED (ATTACH
         appear(s) on Share Certificates                ADDITIONAL LIST IF NECESSARY)
- -----------------------------------------------------------------------------------------
                                                                TOTAL NUMBER
                                                                  OF SHARES    NUMBER OF
                                                  CERTIFICATE  REPRESENTED BY    SHARES
                                                   NUMBER(S)*  CERTIFICATE(S)* TENDERED**
                                                  ---------------------------------------
                                                  ---------------------------------------
                                                  ---------------------------------------
                                                  ---------------------------------------
                                                  ---------------------------------------
                                                  ---------------------------------------
                                                  TOTAL SHARES
- -----------------------------------------------------------------------------------------

  *Need not be completed by stockholders tendering by book-entry transfer. **Unless otherwise indicated, it will be assumed that all shares of SFP
  Common Stock represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

[_]CHECK HERE IF TENDERED SHARES OF SFP COMMON STOCK ARE BEING DELIVERED BY
   BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  Account No. _____________________________________________________________ at

  [_]The Depository Trust Company

  [_]Midwest Securities Trust Company

  [_]Philadelphia Depository Trust Company

  Transaction Code No. _______________________________________________________

[_]CHECK HERE IF TENDERED SHARES OF SFP COMMON STOCK ARE BEING DELIVERED
   PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Stockholder(s) _______________________________________

  Window Ticket Number (if any) ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution which Guaranteed Delivery ______________________________

  If delivery is by book entry transfer:

    Name of Tendering Institution ___________________________________________

    [_] DTC  [_] MSTC  [_] PHILADEP (check one) Account No. _________________

    Transaction Code No. ____________________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to Burlington Northern Inc., a Delaware corporation ("BNI") and Santa Fe Pacific Corporation, a Delaware corporation ("SFP" and, together with BNI, the "Purchasers"), the above-described shares of common stock, par value $1.00 per share (the "SFP Common Stock") of SFP (including the associated preferred share purchase rights (the "SFP Rights") issued pursuant to the Rights Agreement dated as of November 28, 1994 between SFP and First Chicago Trust Company of New York, as Rights Agent) pursuant to the Purchasers' offer to purchase up to 63,000,000 shares of SFP Common Stock at a price of $20 per share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 23, 1994, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The tender of any shares of SFP Common Stock pursuant to the Offer will include the tender of associated SFP Rights. Unless the context otherwise requires, all references to shares of SFP Common Stock shall include the associated SFP Rights.

  Subject to, and effective upon, acceptance for payment of the shares of SFP Common Stock tendered herewith in accordance with the terms of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchasers all right, title and interest in and to all the shares of SFP Common Stock that are being tendered hereby or orders the registration of such shares delivered by book-entry transfer (and any and all other shares of SFP Common Stock or other securities issued or issuable in respect thereof on or after December 27, 1994 and any or all dividends thereon or distributions with respect thereto (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of SFP Common Stock (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such shares of SFP Common Stock (and all such other shares or securities), or transfer ownership of such shares of SFP Common Stock (and all Distributions) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchasers upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such shares of SFP Common Stock (and all Distributions) for transfer on the books of SFP and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of SFP Common Stock (and all Distributions), all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints Denis E. Springer and Marsha K. Morgan and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the shares of SFP Common Stock tendered hereby which have been accepted for payment by the Purchasers prior to the time of any vote or other action at any meeting of stockholders of SFP (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This power of attorney and proxy is coupled with an interest and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such shares of SFP Common Stock by the Purchasers in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without any further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares, and no subsequent power of attorney or proxies will be given or will be executed by the undersigned (and if given or executed, will not be deemed to be effective). The undersigned understands that the Purchasers reserve the right to require that, in order for such shares of SFP Common Stock to be deemed validly tendered, immediately upon the Purchasers' acceptance for payment of such shares of SFP Common Stock, the Purchasers are able to exercise full voting rights with respect to such shares of SFP Common Stock and other securities, including voting at any meeting of stockholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of SFP Common Stock and all Distributions tendered hereby and that when the same are accepted for payment by the Purchasers, the Purchasers will acquire good and marketable title and unencumbered ownership thereto, free and clear of all liens, restrictions, charges, security interests and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchasers to be necessary or desirable to complete the sale, assignment and transfer of the shares of SFP Common Stock and all Distributions tendered hereby. In addition, the undersigned will promptly remit and transfer to the Depositary for the account of the Purchasers any and all Distributions in respect of the shares of SFP Common Stock tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchasers shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price or deduct from the purchase price of shares of SFP Common Stock tendered hereby, the amount or value thereof, as determined by the Purchasers in their sole discretion.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of shares of SFP Common Stock pursuant to any one of the procedures described under "The Tender Offer -- 3. Procedure for Tendering SFP Common Stock" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchasers upon the terms and subject to the conditions of the Offer.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchasers may terminate or amend the Offer or may not be required to accept for payment any of the shares of SFP Common Stock tendered herewith or may accept for payment, pro rata with shares of SFP Common Stock tendered by other stockholders, fewer than all of the shares of SFP Common Stock tendered herewith.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price and/or return any shares of SFP Common Stock not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any shares of SFP Common Stock certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price and/or return any shares of SFP Common Stock not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificates to, the person or persons so indicated. Stockholders tendering shares of SFP Common Stock by book-entry transfer may request that any shares of SFP Common Stock not accepted for payment be returned by crediting such account maintained at such Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instruction." The undersigned recognizes that the Purchasers have no obligation pursuant to the "Special Payment Instructions" to transfer any shares of SFP Common Stock from the name of the registered holder thereof if the Purchasers do not accept for payment any of such shares of SFP Common Stock.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
 To be completed ONLY if the check for the purchase price of shares of SFP Common Stock purchased or Stock Certificates for shares of SFP Common Stock not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue check and/or certificates to:

Name ___________________________________________________________________________
                                 (PLEASE PRINT)

Address ________________________________________________________________________

- --------------------------------------------------------------------------------
                                   (ZIP CODE)

- --------------------------------------------------------------------------------
 (TAXPAYER IDENTIFICATION NO. OR SOCIAL SECURITY NO.) (COMPLETE SUBSTITUTE FORM
                                      W-9)


                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if the check for the purchase price of shares of SFP Common Stock purchased or Stock Certificates for shares of SFP Common Stock not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).
Mail check and/or certificates to:

Mail check and/or certificates to:

Name ___________________________________________________________________________
                                 (PLEASE PRINT)

Address ________________________________________________________________________

________________________________________________________________________________
                                   (ZIP CODE)
- --------------------------------------------------------------------------------

                         SANTA FE PACIFIC CORPORATION
                       DIVIDEND REINVESTMENT PLAN SHARES
                             (SEE INSTRUCTION 12)
             This section is to be completed ONLY if Shares held
             in the Reinvestment Plan are to be tendered.
         [_] By checking this box, the undersigned represents
             that the undersigned is a participant in the
             Reinvestment Plan and hereby tenders the following number of Shares held in the Reinvestment Plan account of the undersigned:
                                         Shares*
           * The undersigned understands and agrees that all Shares held in the Reinvestment Plan account(s) of the undersigned will be tendered if the above box is checked and the space above is left blank.


                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
                                                                     SIGN HERE
           X                                                         [LEFT
           --------------------------------------------------------- ARROW]
                           SIGNATURE(S) OF OWNER(S)

           X
           ---------------------------------------------------------

           Dated _____________________________________________, 199

           Name(s)__________________________________________________
                                (PLEASE PRINT)

           ---------------------------------------------------------

           Capacity (full title) ___________________________________

           Address _________________________________________________

           ---------------------------------------------------------
                              (INCLUDE ZIP CODE)

           Area Code and Telephone No. _____________________________

           Tax Identification or Social Security No. _______________
                   (COMPLETE SUBSTITUTE W-9 ON REVERSE SIDE)

            (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 5)

           Name of Firm ____________________________________________

           Authorized Signature ____________________________________

           Name ____________________________________________________

           Address _________________________________________________

           Area Code and Telephone Number __________________________

           Dated ____________________________________________ , 199

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the shares of SFP Common Stock (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of shares of SFP Common Stock) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such shares of SFP Common Stock are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES OF SFP COMMON STOCK. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of shares of SFP Common Stock is to be made by Agent's Message in connection with a book-entry transfer pursuant to the procedures set forth in "The Tender Offer--3. Procedure for Tendering SFP Common Stock" of the Offer to Purchase. Certificates for all physically delivered shares of SFP Common Stock, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all shares of SFP Common Stock delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their shares of SFP Common Stock and all other required documents to the Depositary by the Expiration Date must tender their shares of SFP Common Stock pursuant to the guaranteed delivery procedure set forth in "The Tender Offer--
3. Procedure for Tendering SFP Common Stock" of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchasers must be received by the Depositary by the Expiration Date and (c) the certificates for all physically delivered shares of SFP Common Stock, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all shares of SFP Common Stock delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be reviewed by the Depositary on the National Association of Securities Dealers, Inc. Automatic Quotation System/National Market System within five trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Tender Offer--3. Procedure for Tendering SFP Common Stock." If shares of SFP Common Stock are forwarded separately to the Depositary, each must be accompanied by a duly executed Letter of Transmittal (or facsimile thereof).

  The method of delivery of shares of SFP Common Stock Certificates, the Letter of Transmittal and all other required documents including delivery through Book-Entry Transfer Facilities, is at the option and sole risk of the tending stockholder and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly issued, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted, and no fractional shares of SFP Common Stock will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the shares of SFP Common Stock.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of shares of SFP Common Stock should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

  4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the shares of SFP Common Stock represented by any certificate delivered to the Depositary are to be tendered, fill in the number of shares of SFP Common Stock which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the shares of SFP Common Stock represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All shares of SFP Common Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of SFP Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the shares of SFP Common Stock tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the shares of SFP Common Stock tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the shares of SFP Common Stock tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or shares of SFP Common Stock not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of SFP Common Stock tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such shares of SFP Common Stock. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchasers of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. The Purchasers will pay any stock transfer taxes with respect to the sale and transfer of any shares of SFP Common Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or shares of SFP Common Stock not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of shares of SFP Common Stock to the Purchasers pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any shares of SFP Common Stock purchased is to be issued, or any shares of SFP Common Stock not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for shares of SFP Common Stock not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering shares of SFP Common Stock by book-entry transfer may request that shares of SFP Common Stock not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such shares of SFP Common Stock not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

  8. SUBSTITUTE FORM W-9. Under the federal income tax laws, the Depositary will be required to backup withhold 31% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if shares of SFP Common Stock are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  Failure to complete the Substitute Form W-9 will not, by itself, cause shares of SFP Common Stock to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

  NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  9. WITHHOLDING ON FOREIGN STOCKHOLDERS. The Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his agent with respect to purchases by SFP pursuant to the Offer unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. The Depositary may require a foreign stockholder to deliver to the Depositary a properly executed IRS Form 1001 in order for the stockholder to claim a reduced rate of withholding under the treaty. (Exemption from backup withholding does not exempt a foreign stockholder from the 30% withholding.) For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the stockholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly executed IRS Form 4224 before the date of payment of gross proceeds. Such forms can be obtained from the Depositary or Information Agent. A foreign stockholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such stockholder may be eligible should consider doing so in order to avoid excess withholding. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if the sale to SFP pursuant to the Offer is not treated as a dividend for federal income tax purposes (see "The Tender Offer--5. Federal Income Tax Consequences of the Offer to Tendering Stockholders" of the Offer to Purchase) or is otherwise able to establish that no tax or a reduced amount of tax was due. Foreign stockholders are strongly urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedures.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agents or Dealer Managers at their respective addresses or telephone numbers set forth below.

  11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing shares of SFP Common Stock has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. Instructions will then be given as to what steps must be taken to obtain a replacement certificate(s). The Letter of Transmittal and related documents cannot be processed until the procedures for replacing such missing certificate(s) have been followed.

  12. DIVIDEND REINVESTMENT PLAN. Stockholders who participate in SFP's Dividend Reinvestment Plan who want to tender shares of SFP Common Stock held under that plan pursuant to the Offer should mark the box under "SANTA FE PACIFIC CORPORATION DIVIDEND REINVESTMENT PLAN SHARES" and indicate the number of shares of SFP Common Stock that are to be tendered. If such box is marked but the number of shares of SFP Common Stock to be tendered is not indicated, all shares of SFP Common Stock held for the shareholder's account in the Company's Dividend Reinvestment Plan will be tendered.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 8)


             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
- -------------------------------------------------------------------------------
 SUBSTITUTE             PART I--PLEASE PROVIDE YOUR    ----------------------
 FORM W-9               TIN IN THE BOX AT THE RIGHT       Social security
 DEPARTMENT OF THE      AND CERTIFY BY SIGNING AND             number
 TREASURY INTERNAL      DATING BELOW.
 REVENUE SERVICE
                                                                 OR

 PAYER'S REQUEST FOR                                   ----------------------
 TAXPAYER                                                     Employer
 IDENTIFICATION                                        identification number
 NUMBER (TIN)

- -------------------------------------------------------------------------------
 CERTIFICATION.--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to issued to me);
 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
     Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting or dividends on your tax return.
 However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
- -------------------------------------------------------------------------------

 SIGNATURE _______________________________________________________ DATE , 199


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAX IDENTIFICATION NUMBER.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature ____________________________________________________________ Date

  Facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates of shares of SFP Common Stock and any other required documents should be sent or delivered by each stockholder of SFP or his broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below:

                          Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

         By Mail:                By Facsimile          By Hand or Overnight
   Tenders & Exchanges          Transmission:                Courier:
      P.O. Box 2564             (For Eligible          Tenders & Exchanges
      Suite 4660SFP           Institutions Only)          14 Wall Street
    Jersey City, N.J.           (201) 222-4720            Suite 4680SFP
        07303-2564              (201) 222-4721              8th Floor
                                                        New York, NY 10005
                        Confirm Facsimile by Telephone:
                            (For Confirmation Only)
                                 (201) 222-4707

  Questions and requests for assistance may be directed to the Information Agents or the Dealer Managers at their respective addresses and telephone numbers listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agents as set forth below, and will be furnished promptly at SFP's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning this Offer.

                          The Information Agents are:


  D.F. KING & CO., INC.            MACKENZIE              KISSEL BLAKE INC.
                                 PARTNERS, INC.

77 Water Street New York,     156 Fifth Avenue New      25 Broadway, 6th Floor
 New York 10005 CALL TOLL  York, New York 10010 CALL   New York, New York 10004
   FREE (800) 697-6974      TOLL FREE (800) 322-2885  CALL TOLL FREE (800) 554-
                                                                7733

                     The Dealer Managers for the Offer are:

         GOLDMAN, SACHS & CO.                    LAZARD FRERES & CO.

            85 Broad Street                     One Rockefeller Plaza
       New York, New York 10004               New York, New York 10020

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00 0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

- ------------------------------------------------------------------------  ----------------------------------------------------------

                                         Give the                                                           Give the EMPLOYER
For this type of account:                SOCIAL SECURITY                  For this type of account:         IDENTIFICATION number
                                         number of:                                                         of:
- ------------------------------------------------------------------------  ----------------------------------------------------------


1.  An individual's account              The individual                   9.  A valid trust, estate or      The legal entity (Do not
                                                                              pension trust                 furnish the identifying
                                                                                                            number of the personal
                                                                                                            representative or
                                                                                                            trustee unless the
                                                                                                            legal entity itself is
                                                                                                            not designated in the
                                                                                                            account title.)(5)

2.  Two or more individuals (joint       The actual owner of the          10. Corporate account             The corporation
    account)                             account or, if combined funds,
                                         any one of the individuals(1)

3.  Husband and wife (joint account)     The actual owner of the          11. Religious, charitable, or     The organization
                                         account or, if joint funds,          educational organization
                                         either person(1)                     account

4.  Custodian account of a minor         The minor(2)                     12. Partnership account held      The partnership
    (Uniform Gift to Minors Act)                                              in the name of the
                                                                              business

5.  Adult and minor (joint account)      The adult or, if the minor is    13. Association, club, or other   The organization
                                         the only contributor, the            tax-exempt organization
                                         minor(1)

6.  Account in the name of               The ward, minor, or              14. A broker or registered        The broker or nominee
    guardian or committee for a          incompetent person(3)                nominee
    designated ward, minor, or
    incompetent person

7.  a The usual revocable savings        The grantor-trustee(1)           15. Account with the              The public entity
      trust account (grantor is also                                          Department of Agriculture
      trustee)                                                                in the name of a public
                                                                              entity (such as a State or
    b So-called trust account that       The actual owner(4)                  local government, school
      is not a legal or valid trust                                           district, or prison) that
      under State law                                                         receives agricultural
                                                                              program payments

8.  Sole proprietorship account          The owner(4)

- ------------------------------------------------------------------------  ----------------------------------------------------------


(1)   List first and circle the name of the person whose number you furnish.
(2)   Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)   Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    Page 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
. A corporation.
. A financial institution.
. An organization exempt from tax under section 501(a), or an individual retirement plan.
. The United States or any agency or instrumentality thereof.
. A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
. A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
. An international organization or any agency, or instrumentality thereof.
. A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
. A real estate investment trust.
. A common trust fund operated by a bank under section 584(a).
. An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
. An entity registered at all times under the Investment Company Act of 1940.
. A foreign central bank of issue.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
. Payments to nonresident aliens subject to withholding under section 1441.
. Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
. Payments of patronage dividends where the amount received is not paid in money.
. Payments made by certain foreign organizations.
. Payments made to a nominee.
Payments of interest not generally subject to backup withholding include the following:
. Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
. Payments of tax-exempt interest (including exempt-interest dividends under section 852).
. Payments described in section 6049(b)(5) to non-resident aliens.
. Payments on tax-free covenant bonds under section 1451.
. Payments made by certain foreign organizations.
. Payments made to a nominee.
EXEMPT PAYEES DESCRIBED ABOVE MUST STILL COMPLETE THE SUBSTITUTE FORM W-9 ENCLOSED HEREWITH TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, REMEMBERING TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON PART III OF THE FORM AND WRITE "EXEMPT" ON THE FACE OF THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.
PRIVACY ACT NOTICE. - Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an under-payment attributable to that failure.
(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE
INTERNAL REVENUE SERVICE.